UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 17, 2004




                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                    0-25658                    84-1357927
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)





            11 Jalan 51A/223 46100 Petaling Jaya, Selangor, Malaysia
               (Address of principal executive offices) (ZIP Code)


Registrant's telephone number, including area code:  011 (603) 7956 7026



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

     On September 17, 2004, Secured Digital Applications (M) Sdn Bhd, a wholly-owned subsidiary of Secured Digital Applications, Inc., (the "Company"), entered into an agreement to acquire a 56% controlling interest in Gallant IT Holdings (M) Sdn Bhd ("Gallant"), pursuant to a Subscription Agreement, by and among the Company, Steven Wong and N'gie Ng (together, the "Founders"), and Gallant (the "Agreement"), for a purchase price of $658,000. Pursuant to the Agreement, the Founders will provide a 12-month profit guarantee for the current business of Gallant commencing from the date of closing, and such guaranteed profit shall be at least 20% above the profit achieved in 2003 audited accounts of Gallant. The acquisition is expected to close by September 30, 2004.

     In July 2004, the parties to the Agreement entered into a letter of intent with respect to the acquisition of the 56% controlling interest in Gallant.

     Prior to entering into the Agreement and letter of intent, there were no material relationships between or among the Company or any of its affiliates, officers or directors, or associates of any such officers or directors, on the one hand, and the Founders or Gallant or their respective affiliates, on the other.

     On September 22, 2004, the Company issued a press release announcing the execution of the Agreement, a copy of which is attached hereto as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(c)   Exhibits.

       99.1   Press Release dated September 22, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECURED DIGITAL APPLICATIONS, INC.



                                     By:    /s/ Patrick Soon-Hock Lim
                                            -------------------------
                                     Name:  Patrick Soon-Hock Lim
                                     Title:  Chairman & Chief Executive Officer


Date:  September 23, 2004

                                INDEX TO EXHIBITS


Exhibit No.         Description

Exhibit 99.1        Press Release dated September 22, 2004.